Share-based payments	6 Months Ended
Apr. 30, 2023
Text Block [Abstract]
Share-based payments
13.	Share-based payments
During the first quarter, the Bank granted 2,478,138 options with an exercise price of $68.58 per option and a weighted average fair value of $6.81 to select employees, under the terms of the Employee Stock Option Plan. These stock options vest 50% at the end of the third year and 50% at the end of the fourth year. Options granted prior to December 2014 vest evenly over a four-year period.
The Bank recorded an increase to equity – other reserves of $2 million and $11 million for the three months and six months ended April 30, 2023 (April 30, 2022 – $2 million and $8 million), respectively, as a result of equity-classified share-based payment expense.